EXHIBIT 99.2

AmerUs Group Co.

Financial Supplement
First Quarter 2004

AmerUs Group Co.

Financial Highlights
($ in thousands, except for per share data)

	For The Three Months Ended
	March 31,
	2004	2003
Earnings:
Net Income	$26,354	$35,789
Adjustments for:
Realized (gains) losses on open block assets	16,088	(5,276)
Net amortization of DAC, VOBA and bonus interest due to open block gains or losses	910	4,305
Net effect of accounting differences from SFAS 133	(1,482)	17
Restructuring costs	—	2,023
Other income from non-insurance operations	119	(238)
Income tax provision release	(5,182)	—
Income from discontinued operations	(3,899)	(487)
Cumulative effect of change in accounting	7,285	—

Adjusted Net Operating Income (1)	$40,193	$36,133

Basic Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$1.02	$0.93
Net Income per Share	$0.67	$0.92
Weighted Average Shares Outstanding	39,263	38,985

Diluted Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$0.99	$0.92
Net Income per Share	$0.65	$0.91
Weighted Average Shares Outstanding	40,435	39,218

Capitalization:	3/31/2004	12/31/2003
Bank Borrowings	$—	$27,000
Senior Notes	125,000	125,000
PRIDES	143,750	143,750
OCEANs	188,095	187,723
Surplus Note	25,000	25,000
Other Borrowings	13,001	36,873
Capital Securities — AmerUs Capital I	50,755	50,755

Total Notes Payable	545,601	596,101

Stockholders’ Equity (excluding AOCI) (5)	1,354,810	1,325,292

Total Capitalization (excluding AOCI) (5)	$1,900,411	$1,921,393

AOCI — unrealized Gains / (Losses)	153,635	84,519

Total Capitalization (including AOCI)	$2,054,046	$2,005,912

Book Value per Share (3):
including AOCI	$38.37	$35.97
excluding AOCI (5)	$34.46	$33.81

Debt-to-Capital Ratio (4):
Standard & Poor’s	13.71%	16.02%
Moody’s	22.45%	24.84%

(1)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(2)	Adjusted Net Operating Income per Share is a non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per Share is derived from Net Income. Management uses this measure for the reasons and purposes detailed in footnote (1) above.

(3)	Common shares outstanding at 3/31/2004 and 12/31/2003 were 39,318,135 and 39,194,602, respectively.

(4)	Debt-to-Capital Ratio excludes AOCI and is therefore a non-GAAP financial measure. For Standard & Poor’s, the OCEANs, PRIDES, and AmerUs Capital I are treated as 100% equity, except to the extent the sum of these securities exceeds 15% of total capitalization. The amount in excess of 15% of capitalization was $97,538 and $94,019 as of March 31, 2004 and December 31, 2003, respectively. For Moody’s, AmerUs Capital I is treated as 100% debt, the OCEANs are treated as 75% debt and 25% equity, and the PRIDES are treated as 50% debt and 50% equity. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

(5)	Stockholders’ equity, total capitalization and book value (excluding AOCI) are non-GAAP financial measures which management uses for the reasons and purposes detailed in footnote (4) above.

AmerUs Group Co.

Consolidated Income Statement

($ in thousands)

	For The Three Months Ended March 31,
	2004	2003
Revenues:
Insurance premiums	$70,737	$81,605
Product charges	49,562	46,831
Net investment income	256,875	255,113
Realized/unrealized capital gains (losses)	(85)	7,855
Other income:
Income from Independent Marketing Organizations	14,637	11,691
Other	4,966	4,665

Total Revenue	396,692	407,760

Benefits and Expenses:
Policyowner benefits — traditional life	62,765	71,858
Policyowner benefits — SFAS 97 products	175,664	151,503
Underwriting, acquisition and other expenses:
Operating expenses	29,104	30,890
Expenses from Independent Marketing Organizations	11,497	9,466
Restructuring costs	—	3,193
Amortization — DAC/VOBA	49,171	40,529
Amortization — DAC/VOBA realized gains / (losses)	(1,260)	6,545

Total underwriting, acquisition and other expenses	88,512	90,623

Interest expense:
Interest on bank debt	123	839
Interest on Senior Notes	2,172	2,171
Interest on Capital Securities (AmerUs Capital I)	1,005	1,064
Interest on Capital Securities (AmerUs Capital II)	—	3
Interest on PRIDES	1,998	—
Interest on OCEANs	1,839	1,836
Interest on Surplus Note	541	541
Interest on other borrowings	720	345

Total interest expense	8,398	6,799

Dividends to policyowners	25,484	34,574

Income before income tax expense	35,869	52,403
Income tax (expense)	(6,129)	(17,101)
Income from discontinued operations, net of tax	3,899	487
Cumulative effect of change in accounting, net of tax	(7,285)	—

Net income	$26,354	$35,789

Weighted Average Common Shares Outstanding:
Basic	39,263,367	38,984,807
Diluted	40,434,902	39,217,951

AmerUs Group Co.

Operating Segment Income

($ in thousands)

For The Three Months Ended March 31, 2004

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$69,716	$723	$298	$70,737
Product charges	35,459	14,103	—	49,562
Net investment income	81,258	174,263	1,354	256,875
Realized gains (losses) on closed block investments	830	—	—	830
Other income	906	17,388	1,508	19,802

	188,169	206,477	3,160	397,806
Benefits and expenses:
Policyowner benefits	93,395	120,818	21	214,234
Underwriting, acquisition, and other expenses	16,958	18,729	4,914	40,601
Amortization of DAC and VOBA, net of open block loss adjustment of $1,260	19,241	29,930	—	49,171
Dividends to policyowners	25,484	—	—	25,484

	155,078	169,477	4,935	329,490

Segment pre-tax operating income	$33,091	$37,000	$(1,775)	68,316

Realized gains (losses) on open block assets				(24,730)
Unrealized gains (losses) on open block options and trading investments				23,815
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities				(23,733)
Cash flow hedge amortization				(462)
Amortization of DAC and VOBA due to open block gains and losses				1,260
Other income from non-insurance operations				(199)

Income from continuing operations				44,267
Interest (expense)				(8,398)
Income tax (expense)				(6,129)
Income from discontinued operations, net of tax				3,899
Cumulative effect of change in accounting, net of tax				(7,285)

Net income				$26,354

AmerUs Group Co.

Operating Segment Income

($ in thousands)

For The Three Months Ended March 31, 2003

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$80,161	$1,183	$261	$81,605
Product charges	36,338	10,493	—	46,831
Net investment income	83,746	169,673	1,694	255,113
Realized gains (losses) on closed block investments	7,069	—	—	7,069
Other income	1,053	14,766	140	15,959

	208,367	196,115	2,095	406,577
Benefits and expenses:
Policyowner benefits	100,668	129,863	20	230,551
Underwriting, acquisition, and other expenses	20,441	15,935	3,980	40,356
Amortization of DAC and VOBA, net of open block gain adjustment of $6,545	19,565	20,964	—	40,529
Dividends to policyowners	34,574	—	—	34,574

	175,248	166,762	4,000	346,010

Segment pre-tax operating income	$33,119	$29,353	$(1,905)	60,567

Realized gains (losses) on open block assets				8,079
Unrealized gains (losses) on open block options and trading investments				(7,293)
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities				8,602
Cash flow hedge amortization				(1,412)
Amortization of DAC and VOBA due to open block gains and losses				(6,545)
Restructuring costs				(3,193)
Other income from non-insurance operations				397

Income from continuing operations				59,202
Interest (expense)				(6,799)
Income tax (expense)				(17,101)
Income from discontinued operations, net of tax				487

Net income				$35,789

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

	March 31,	December 31,
	2004	2003
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$14,642,276	$13,944,961
Equity securities	76,201	74,890
Short-term investments	25,207	28,556
Securities held for trading purposes:
Fixed maturity securities	2,022,366	2,089,502
Equity securities	5,722	1,652
Short-term investments	586	591
Mortgage loans	849,776	968,572
Real estate	33	33
Policy loans	490,245	494,646
Other investments	460,897	339,436

Total investments	18,573,309	17,942,839

Cash and cash equivalents	409,529	274,150
Accrued investment income	215,058	205,492
Premiums, fees and other receivables	44,066	42,761
Reinsurance receivables	681,822	663,452
Deferred policy acquisition costs	960,935	1,005,934
Capitalized bonus interest	120,844	114,196
Value of business acquired	391,139	419,582
Goodwill	226,291	224,075
Property and equipment	49,237	48,849
Other assets	298,015	311,305
Separate account assets	262,031	261,657
Assets of discontinued operations	—	27,950

Total Assets	$22,232,276	$21,542,242

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

	March 31,	December 31,
	2004	2003
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$17,162,955	$16,994,255
Policyowner funds	1,337,180	1,306,160

Sub-total	18,500,135	18,300,415

Accrued expenses and other liabilities	809,242	443,589
Dividends payable to policyowners	365,655	321,233
Policy and contract claims	66,827	58,880
Income taxes payable	73,907	50,274
Deferred income taxes	100,433	80,861
Notes payable:
Bank debt	—	27,000
Senior notes	125,000	125,000
PRIDES	143,750	143,750
OCEANs	188,095	187,723
Surplus note	25,000	25,000
AmerUs Capital I	50,755	50,755
Other borrowings	13,001	36,873
Separate account liabilities	262,031	261,657
Liabilities of discontinued operations	—	19,421

Total Liabilities	20,723,831	20,132,431

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—
Common Stock, no par value, 230,000,000 shares
authorized; 43,909,617 shares issued and 39,318,135 shares outstanding in 2004; 43,836,608 shares issued and 39,194,602 shares outstanding in 2003	43,910	43,836
Additional paid-in capital	1,186,917	1,184,237
Accumulated other comprehensive income (loss)	153,635	84,519
Unearned compensation	(1,697)	(1,361)
Retained earnings	281,360	255,006
Treasury stock, at cost (4,591,482 shares in 2004 and 4,642,006 shares in 2003)	(155,680)	(156,426)

Total Stockholders’ Equity	1,508,445	1,409,811

Total Liabilities and Stockholders’ Equity	$22,232,276	$21,542,242

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

March 31, 2004

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$14,642,276	$(751,927)	$13,890,349
Equity securities	76,201	(2,139)	74,062
Short-term investments	25,207	(340)	24,867
Securities held for trading purposes:
Fixed maturity securities	2,022,366	—	2,022,366
Equity securities	5,722	—	5,722
Short-term investments	586	—	586
Mortgage loans	849,776	—	849,776
Real estate	33	—	33
Policy loans	490,245	—	490,245
Other investments	460,897	(626)	460,271

Total invested assets	18,573,309	(755,032)	17,818,277

Cash and cash equivalents	409,529	—	409,529
Accrued investment income	215,058	—	215,058
Premiums, fees and other receivables	44,066	—	44,066
Reinsurance receivables	681,822	—	681,822
Deferred policy acquisition costs	960,935	254,647	1,215,582
Capitalized bonus interest	120,844	—	120,844
Value of business acquired	391,139	98,868	490,007
Goodwill	226,291	—	226,291
Property and equipment	49,237	—	49,237
Other assets	298,015	—	298,015
Separate account assets	262,031	—	262,031

Total Assets	$22,232,276	$(401,517)	$21,830,759

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

March 31, 2004

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$17,162,955	$—	$17,162,955
Policyowner funds	1,337,180	(1,024)	1,336,156

	18,500,135	(1,024)	18,499,111
Accrued expenses and other liabilities	809,242	(10,468)	798,774
Dividends payable to policyowners	365,655	(153,832)	211,823
Policy and contract claims	66,827	—	66,827
Income taxes payable	73,907	—	73,907
Deferred income taxes	100,433	(82,558)	17,875
Debt:
Senior notes	125,000	—	125,000
PRIDES	143,750	—	143,750
OCEANs	188,095	—	188,095
Surplus note	25,000	—	25,000
AmerUs Capital I	50,755	—	50,755
Other borrowings	13,001	—	13,001
Separate Account liabilities	262,031	—	262,031

Total Liabilities	20,723,831	(247,882)	20,475,949

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—	—
Common Stock, no par value, 230,000,000 shares authorized; 43,909,617 shares issued and 39,318,135 shares outstanding in 2004; 43,836,608 shares issued and 39,194,602 shares outstanding in 2003	43,910	—	43,910
Additional paid-in capital	1,186,917	—	1,186,917
Accumulated other comprehensive income (loss)	153,635	(153,635)	—
Unearned compensation	(1,697)	—	(1,697)
Retained earnings	281,360	—	281,360
Treasury stock, at cost (4,591,482 shares in 2004 and 4,642,006 shares in 2003)	(155,680)	—	(155,680)

Total Stockholders’ Equity	1,508,445	(153,635)	1,354,810

Total Liabilities and Stockholders’ Equity	$22,232,276	$(401,517)	$21,830,759

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.

Product Mix

($ in thousands)

	For The Three Months Ended March 31,
	2004	2003
Protection Products Repetitive Premiums (1):
Whole Life	$5	$203
Interest-Sensitive Whole Life	3,418	7,020
Term Life	3,570	3,712
Universal Life	7,534	6,940
Equity-Indexed Life	17,303	13,477

Sub-total	31,830	31,352

Term Life from Private Label Sales (2)	—	1,937

Total Repetitive Premiums	$31,830	$33,289

Accumulation Deposits (1):
Annuity Premiums:
Deferred Fixed Annuity:
Traditional Annuity	$82,170	$142,662
Equity-Indexed Annuity	296,875	233,190
Variable Annuity	852	987

Total Accumulation Deposits	$379,897	$376,839

(1)	Sales and deposits for an insurance company are a performance measure. Sales and deposits are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales are a measure of the productivity of our distribution networks. Sales and deposits are also a leading indicator of future revenue trends.
(2)	Represents the Company’s share of private label sales.

AmerUs Group Co.

Sources of Business

($ in thousands)

	For The Three Months Ended
	March 31,
	2004	2003
Protection Products Repetitive Premiums (1):
Preferred Producer (Career)	$6,281	$5,970
Personal producing general agent (PPGA)	15,441	16,855
Bank Distribution	24	22
Independent Agent Force (2)	10,084	8,505

Total Repetitive Premium	31,830	31,352
Private Label Distribution (3)	—	1,937

Total Repetitive Premiums	$31,830	$33,289

Accumulation Deposits (1):
Preferred Producer (Career)	$32,530	$43,969
Personal Producing General Agent (PPGA)	7,815	7,574
Bank Distribution	4,738	10,659
Independent Agent Force (2)	334,814	314,637

Total Accumulation Deposits	$379,897	$376,839

(1)	Sales and deposits for an insurance company are a performance measure. Sales and deposits are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales are a measure of the productivity of our distribution networks. Sales and deposits are also a leading indicator of future revenue trends.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

(3)	Represents the Company’s share of private label sales.

AmerUs Group Co.

Policyowner Liability Characteristics

($ in thousands)

March 31, 2004

	Fixed	Equity-Indexed	Equity-Indexed	Equity-Indexed
	Annuities	Annuities	FAS 133	Annuities
	Account Value	Account Value (4)	Adjustment	GAAP Reserves
FIXED DEFERRED ANNUITY SURRENDER CHARGE %:
Accrual Adjustment	$—	$68,799	$(5,205)	$63,594
No surrender charge	1,611,275	44,643	1,505	46,148
1 percent	101,090	8,980	(100)	8,880
2 percent	169,314	43,661	3,442	47,103
3 percent	177,341	32,300	2,235	34,535
4 percent	263,944	187,476	16,102	203,578
5 percent	1,037,338	524,352	45,741	570,093
6 percent	588,132	416,232	36,038	452,270
7 percent	476,041	111,967	7,180	119,147
8 percent	495,158	224,109	9,658	233,767
9 percent	524,983	252,599	9,621	262,220
10 percent or greater	1,414,510	2,547,363	53,349	2,600,712

Total	$6,859,126	$4,462,481	$179,566	$4,642,047

MARKET VALUE ADJUSTMENT PROTECTION:
MVA provision on contract	$250,911	$713,824	$9,705	$723,529
Total return strategy	—	1,701,817	—	1,701,817
Non-MVA	6,608,215	2,046,840	169,861	2,216,701

Total	$6,859,126	$4,462,481	$179,566	$4,642,047

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Monthly guarantee	$256,568	$—	$—	$—
1 Year	5,382,255	—	—	—
Multi-year	1,201,080	—	—	—
Bailout	19,223	—	—	—
Cumulative floor (1)	—	4,462,481	179,566	4,642,047

Total	$6,859,126	$4,462,481	$179,566	$4,642,047

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
2 percent	$180,143	$—	$—	$—
3 percent	3,157,706	—	—	—
3.25 percent	549,176	—	—	—
3.50 percent	741,123	—	—	—
4 percent	2,174,354	—	—	—
4.5 percent	65	—	—	—
Cumulative floor (1)	—	4,462,481	179,566	4,642,047

Total	$6,859,126	$4,462,481	$179,566	$4,642,047

CREDITED RATE VS. MINIMUM
GUARANTEED RATE DIFFERENTIAL (2) (3):
No Differential	$4,996,678	$—	$—	$—
0.0% - 0.5%	306,712	—	—	—
0.5% - 1.0%	86,857	—	—	—
1.0% - 1.5%	149,141	—	—	—
1.5% - 2.0%	81,747	—	—	—
2.0% - 2.5%	215,869	—	—	—
2.5% - 3.0%	69,393	—	—	—
Greater Than 3.0%	952,729	—	—	—
Cumulative floor (1)	—	4,462,481	179,566	4,642,047

Total	$6,859,126	$4,462,481	$179,566	$4,642,047

(1)	Equity-indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain bonus interest rates ranging from 1.5% to 3.0%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 300 basis points.

(4)	Account value is a non-GAAP financial measure for equity-indexed products. For GAAP, equity-indexed product liabilities are to be stated at fair value in accordance with FAS 133. The comparable GAAP measure is presented in the last column and the difference is the FAS 133 adjustment in the third column. The non-GAAP measure presentation is used by management to analyze potential future surrender charge income.

AmerUs Group Co.

Investment Summary
(Including Closed Block)
($ in thousands)

	March 31, 2004		March 31, 2003
Portfolio Composition:	Amortized Cost	Market Value	Amortized Cost	Market Value
Cash and cash equivalents	$409,529	$409,529	$921,054	$921,054
Securities available-for-sale:
Investment grade bonds	12,820,946	13,517,089	11,770,335	12,363,790
Non-investment grade bonds	1,069,403	1,125,187	1,117,359	1,068,683
Equity securities	74,062	76,201	63,202	64,042
Short-term investments	24,866	25,207	20,565	20,741
Securities held for trading:
Investment grade bonds	1,873,617	1,873,616	1,671,822	1,671,822
Non-investment grade bonds	148,750	148,750	88,452	88,452
Equity securities	5,722	5,722	—	—
Short-term investments	586	586	—	—
Mortgage loans	849,776	849,776	888,323	888,323
Real estate	33	33	475	475
Policy loans	490,245	490,245	493,086	493,086
Other invested assets	460,460	460,897	429,960	430,359

Total	$18,227,995	$18,982,838	$17,464,633	$18,010,827

Investment Portfolio Data (1):	March 31, 2004	March 31, 2003
Average NAIC Rating	1.48	1.48
Average Life	7.76	6.97
Effective Duration	5.42	4.70
GAAP Effective Book Yield — Fixed Income	5.73	5.70

Mortgage Loans:	March 31, 2004	March 31, 2003
Carrying Value	849,776	888,323
Percent of Total Invested Assets (Market)	4.48%	4.93%
Problem Loans	3,027	5,416
Percent of Mortgage Loans (Market)	0.36%	0.61%
Restructured Loans	—	3,470
Percentage of Mortgage Loans (Market)	0.00%	0.39%

	March 31, 2004		March 31, 2003
Below Investment Grade (at Amortized Cost):	% of Asset Class	% of Bond Portfolio	% of Asset Class	% of Bond Portfolio
NAIC 3	60.04%	4.60%	57.73%	4.52%
NAIC 4	36.75%	2.81%	31.17%	2.44%
NAIC 5	2.54%	0.19%	7.28%	0.57%
NAIC 6	0.67%	0.05%	3.82%	0.30%

Total	100.00%	7.65%	100.00%	7.83%

(1)	Investment portfolio data reflects fixed maturity securities managed by AmerUs Capital Management.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	March 31, 2004		March 31, 2003
	Market Value	% of Total	Market Value	% of Total
Fixed Maturity Securities by Category:
Government	$679,653	4.1%	$1,047,921	7.0%
Corporate	12,164,255	73.0%	10,223,002	67.3%
Mortgage-Backed (MBS)	2,055,349	12.3%	2,473,884	16.2%
Commercial Mortgage-Backed (CMBS)	1,028,641	6.2%	614,636	4.0%
Asset-Backed (ABS)	621,189	3.7%	708,061	4.7%
Redeemable Preferred Stock	115,555	0.7%	125,243	0.8%

	$16,664,642	100.0%	$15,192,747	100.0%

Private Placements (included above)	1,949,628	11.7%	1,624,967	10.7%

	March 31, 2004		March 31, 2003
	Market Value	% of Rated	Market Value	% of Rated
Fixed Maturity Securities by Quality:
AAA	$4,580,161	27.5%	$5,182,590	34.1%
AA	887,054	5.3%	1,057,959	7.0%
A	4,796,880	28.8%	3,793,426	25.0%
BBB	4,362,747	26.2%	3,557,215	23.4%
BB	742,612	4.5%	617,144	4.1%
B and below	406,946	2.4%	351,533	2.3%

Sub-total	15,776,400	94.7%	14,559,867	95.9%
Not Rated by S&P(average “A” by others)	888,242	5.3%	632,880	4.1%

Total	$16,664,642	100.0%	$15,192,747	100.0%

	March 31, 2004		March 31, 2003
	Market Value	% of Total	Market Value	% of Total
Fixed Maturity Securities by Industry Sector:
Basic Industry	$812,910	4.9%	$564,281	3.7%
Capital Goods	885,519	5.3%	657,099	4.3%
Communications	1,202,508	7.2%	905,303	6.0%
Consumer Cyclical	1,065,250	6.4%	891,568	5.9%
Consumer Non Cyclical	1,731,928	10.4%	1,488,801	9.8%
Energy	958,119	5.7%	994,565	6.5%
Technology	224,993	1.4%	263,456	1.7%
Transportation	495,818	3.0%	466,103	3.1%
Industrial Other	186,245	1.1%	90,039	0.6%
Utilities	1,660,934	10.0%	1,324,653	8.7%
Financial Institutions	2,451,622	14.7%	1,900,961	12.5%

Sub-total	11,675,846	70.1%	9,546,829	62.8%
Other (1)	4,988,796	29.9%	5,645,918	37.2%

Total	$16,664,642	100.0%	$15,192,747	100%

(1) Includes foreign and domestic government, asset-backed securities, mortgage-backed securities, and collateralized morgage-backed securities

	March 31, 2004		March 31, 2003
	Amortized Cost	Market Value	Amortized Cost	Market Value
Mortgage Backed Securities:
Planned Amortization Class (PACs)	$456,095	468,877	$522,607	544,386
Targeted Amortization Class (TACs)	—	—	815	825
Sequential Pay	132,838	136,304	207,398	209,045
Subordinated	1,177	1,184	8,346	8,505
Adjustable Rate Mortgages (ARMs)	22,383	22,841	12,210	12,309
Pass-thru	1,401,638	1,426,143	1,619,921	1,661,169
Z bonds	—	—	37,497	37,645

Total	$2,014,131	$2,055,349	$2,408,794	$2,473,884

AmerUs Group Co.

Closed Block

($ in thousands)

	March 31,	December 31,
	2004	2003
LIABILITIES:
Future life and annuity policy benefits	$2,827,434	$2,845,365
Policyowner funds	8,978	9,232
Accrued expenses and other liabilities	34,634	44,473
Dividends payable to policyowners	171,662	173,703
Policy and contract claims	25,606	22,694
Policyowner dividend obligation	182,729	134,386

Total Liabilities	3,251,043	3,229,853

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	2,038,035	2,027,177
Mortgage loans	78,645	80,170
Policy loans	342,398	346,823
Other investments	300	—
Cash and cash equivalents	4,843	3,492
Accrued investment income	32,447	32,629
Premiums, fees and other receivables	80,771	55,134
Other assets	17	17

Total Assets	2,577,456	2,545,442

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$673,587	$684,411

	For The Three Months Ended
	March 31,
	2004	2003
REVENUES AND EXPENSES:
Insurance premiums	$52,596	$62,808
Product charges	90	3,538
Net investment income	35,734	39,739
Realized/unrealized gains (losses) on investments	830	7,069
Policyowner benefits	(55,170)	(71,829)
Underwriting, acquisition and other expenses	(1,089)	(1,131)
Dividends to policyowners	(23,399)	(29,912)

Contribution from the Closed Block before income taxes	$9,592	$10,282

AmerUs Group Co.

Annuity Segment Spread

($ in thousands)

	Rolling 12 Months Ended
	March 31,
	2004	2003
ANNUITY SEGMENT SPREADS LTM:
Asset earned rate	5.82%	6.46%
Liability credited rate (1)	3.70%	4.36%

Product spread	2.12%	2.10%

COMPONENTS OF ANNUITY SEGMENT SPREAD CALCULATION (2):

		Rolling 12 Months Ended
	March 31, 2004
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$571,027		$571,027
Average invested assets	$9,806,611		$9,806,611

Asset earned rate	5.82%		5.82%

Annuity segment benefit expense (1)	$382,266	$(14,692)	$367,574
Average annuity segment liabilities (1)	$10,034,414	$(107,167)	$9,927,247

Liability credited rate	3.81%		3.70%

Product spread	2.01%		2.12%

		Rolling 12 Months Ended
	March 31, 2003
	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$556,936		$556,936
Average invested assets	$8,619,100		$8,619,100

Asset earned rate	6.46%		6.46%

Annuity segment benefit expense (1)	$389,319	(6,641)	$382,678
Average annuity segment liabilities (1)	$8,839,463	$(67,758)	$8,771,705

Liability credited rate	4.40%		4.36%

Product spread	2.06%		2.10%

(1)	The liability credited rate is calculated using the annuity liability account value as the denominator for all annuity product types. The annuity liability account value is a non-GAAP financial measure for equity-indexed annuity products. For GAAP, equity-indexed product liabilities are to be stated at fair value in accordance with FAS 133. In addition, the liability credited rate excludes capitalized bonus interest amortization from total benefit expense. For GAAP, effective January 1, 2004, capitalized bonus interest amortization is included in benefit expense instead of DAC amortization. The comparable GAAP measure is presented in the “Components of Annuity Segment Spread Calculation” section on this page. The non-GAAP measure presentation is used by management to measure the liability credited rate exclusive of the fair value adjustments that will fluctuate from period to period depending on the prevailing interest rate and economic environment and exclusive of the capitalized bonus interest amortization that historically has not been a part of this measure.

(2)	The annuity segment spread calculation includes fixed annuity and equity-indexed annuity products only. IL Annuity products, which we are no longer selling, and funding agreements are excluded from the calculation.

(3)	Excludes surrender charge income.

AmerUs Group Co.

Additional Information

($ in thousands)

	March 31,	December 31,
	2004	2003
LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):
Traditional Life	$70,181,000	$70,904,000
Universal Life	21,222,000	20,780,000
Equity-Indexed Life	7,609,000	6,878,000

Total Life Insurance In Force	$99,012,000	$98,562,000

RESERVES (GAAP) (including Closed Block):
Traditional Life	$3,440,517	$3,465,853
Universal Life	1,536,322	1,517,227
Equity-Indexed Life	260,948	224,874

Total Life Insurance Reserves	5,237,787	5,207,954

Deferred Fixed Annuity	7,128,948	7,257,387
Equity-Indexed Annuity	4,642,046	4,439,836

Total Annuity Reserves	11,770,994	11,697,223

Total Reserves	$17,008,781	$16,905,177

NUMBER OF PRODUCERS:
Career Agents (including managing general agents)	1,272	1,225
Personal Producing General Agents and sub-agents	5,068	4,762
Independent Agents	23,107	23,356
Wholesale Broker / Dealer — AMAL Corp. Joint Venture & IL Annuity	707	707
Registered Representatives — AMAL Corp. Joint Venture & IL Annuity	17,581	17,581

Total Producers	29,447	47,631

	March 31,	March 31,
	2004	2003
LIFE INSURANCE LAPSE RATE — LTM	6.3%	7.2%

ANNUITY WITHDRAWAL RATES — LTM
With Internal Replacements	9.6%	10.6%
Without Internal Replacements	9.0%	10.2%

(1)	Life insurance in force is a performance measure utilized by investors, analysts and the Company to assess the Company’s position in the industry.

AmerUs Group Co.

Additional Information

($ in thousands)

	DAC	VOBA
DAC / VOBA ROLLFORWARD:
Beginning Balance — December 31, 2003	$1,005,934	$419,582
Capitalization	87,046	1,743
Amortization	(29,330)	(18,581)
Amortization impact of adopting SOP03-1	16,074	—
FAS 115 Adjustment	(118,789)	(11,605)

Ending Balance — March 31, 2004	$960,935	$391,139

	2004	2005
CONTRIBUTION FROM THE CLOSED BLOCK:
First Quarter	$9,592	$9,291
Second Quarter	9,325	9,028
Third Quarter	9,066	8,772
Fourth Quarter	8,812	8,522

Total	$36,795	$35,613

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.

Income Tax Rate Reconciliation

	For The Three Months Ended
	March 31,
	2004	2003
Corporate federal income tax rate	35.00%	35.00%
Net benefit of tax credits	(0.13%)	(0.08%)
Dividend received deduction	(1.71%)	(0.99%)
Non-deductible meals, entertainment & dues	0.75%	0.49%
Tax exempt income	(3.32%)	(2.36%)
State taxes on non-life operations	1.04%	0.67%
Income tax provision release	(14.45%)	—
Other items, net	(0.09%)	0.01%

Effective tax rate	17.09%	32.74%

Corporate Profile

AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $22.2 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life
Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life
Insurance Company; Indianapolis Life Insurance Company; Bankers Life Insurance Company
of New York; and IL Securities, Inc.

AmerUs Group’s common stock is traded on the New York Stock Exchange
(NYSE) under the trading symbol “AMH”.

Corporate Headquarters

AmerUs Group Co.
699 Walnut Street — 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600
Fax: (515) 362-3648

Common Stock and Dividend Information

			Dividend
	High	Low	Declared
2004
First Quarter	$41.00	$34.73	$0.00

2003
First Quarter	$30.70	$22.94	$0.00
Second Quarter	$28.41	$24.44	$0.00
Third Quarter	$35.89	$27.70	$0.00
Fourth Quarter	$38.00	$34.48	$0.40

Investor Relations	Transfer Agent and Registrar

Marty Ketelaar Vice President-Investor Relations Phone-(515) 362-3693 Fax-(515) 362-3648 e-mail: marty.ketelaar@amerus.com	Mellon Investor Service, LLC P.O. Box 3315 South Hackensack, NJ 07606-1915 (800) 304-9709 www.melloninvestor.com

Annual Report and Other Information

Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2003 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.

AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2003, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.